Calculation of Filing Fee Tables
F-1
INNOCAN PHARMA Corp
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Units consisting of: (i) Ordinary shares, no par value (ii) Common Warrants to purchase ordinary shares	457(o)			$ 25,875,000.00	0.0001381	$ 3,573.34
Fees to be Paid	2	Equity	Pre-Funded Units consisting of: (i) Pre-Funded Warrants to purchase ordinary shares (ii) Common Warrants to purchase ordinary shares	Other	0		$ 0.00	0.0001381	$ 0.00
Fees to be Paid	3	Equity	Representative's Warrants	Other	0		$ 0.00	0.0001381	$ 0.00
Fees to be Paid	4	Equity	Ordinary shares issuable upon exercise of the common warrants	457(o)			$ 32,343,750.00	0.0001381	$ 4,466.67
Fees to be Paid	5	Equity	Ordinary shares issuable upon exercise of the pre-funded warrants	Other			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	6	Equity	Ordinary shares issuable upon exercise of the Representative's Warrants	Other			$ 1,617,187.50	0.0001381	$ 223.33
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 59,835,937.50		$ 8,263.34
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 6,185.77
			Net Fee Due:						$ 2,077.57
Offering Note
[1]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any. (3) No separate fee is required pursuant to Rule 457(i) of the Securities Act.

[2]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any. (6) No separate fee is required pursuant to Rule 457(i) of the Securities Act.

[3]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any.

[4]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any. (4) There will be issued a warrants, each, a Warrant, each to purchase one Ordinary Share, for every one Ordinary Share offered. The Warrants are exercisable at a per share price equal to 125% of the public offering price per share.

[5]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any. (4) There will be issued a warrants, each, a Warrant, each to purchase one Ordinary Share, for every one Ordinary Share offered. The Warrants are exercisable at a per share price equal to 125% of the public offering price per share.

[6]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the ordinary shares, or Ordinary Shares, registered hereby also include an indeterminate number of additional Ordinary Shares as may from time to time become issuable by reason of stock splits, stock dividends, recapitalizations or other similar transactions. (2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of Ordinary Shares that the representative of the underwriters has the option to purchase to cover over-allotments, if any.

Table 2: Fee Offset Claims and Sources	☐Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims	1	INNOCAN PHARMA Corp	F-1	333-288899	07/23/2025		$ 6,107.30	Equity	Ordinary shares, no par value		$ 17,471,776.00
Fee Offset Claims	2	INNOCAN PHARMA Corp	F-1	333-288899	07/23/2025		$ 78.27	Equity	Ordinary shares issuable upon exercise of the common warrants		$ 21,839,720.00
Fee Offset Claims	3	INNOCAN PHARMA Corp	F-1	333-288899	07/23/2025		$ 0.20	Equity	Ordinary shares issuable upon exercise of the Representative's Warrants		$ 1,091,986.00
Fee Offset Sources	4	INNOCAN PHARMA Corp	F-1	333-288899		07/23/2025						$ 6,107.30
Fee Offset Sources	5	INNOCAN PHARMA Corp	F-1	333-288899		08/04/2025						$ 78.27
Fee Offset Sources	6	INNOCAN PHARMA Corp	F-1	333-288899		09/30/2025						$ 0.20
Rule 457(p) Statement of Withdrawal, Termination, or Completion:
[1]	(7)On July 23, 2025, the registrant filed a registration statement on Form F-1, as subsequently amended (File No. 333-288899) (the "Prior Registration Statement") with the Securities and Exchange Commission registering an indeterminate number of securities with a proposed maximum aggregate offering price of $40,403,482.

[2]	(7) On July 23, 2025, the registrant filed a registration statement on Form F-1, as subsequently amended (File No. 333-288899) (the "Prior Registration Statement") with the Securities and Exchange Commission registering an indeterminate number of securities with a proposed maximum aggregate offering price of $40,403,482.

[3]	(7) On July 23, 2025, the registrant filed a registration statement on Form F-1, as subsequently amended (File No. 333-288899) (the "Prior Registration Statement") with the Securities and Exchange Commission registering an indeterminate number of securities with a proposed maximum aggregate offering price of $40,403,482.

Offset Note
[4]	(8) Pursuant to Rule 457(p) under the Securities Act, the registration fee for this registration statement of $8,263.36 is being offset in part by the previously paid registration fee in connection with the Prior Registration Statement, which was withdrawn on February 23, 2026 and no securities were sold under the Prior Registration Statement.

[5]	(8) Pursuant to Rule 457(p) under the Securities Act, the registration fee for this registration statement of $8,263.36 is being offset in part by the previously paid registration fee in connection with the Prior Registration Statement, which was withdrawn on February 23, 2026 and no securities were sold under the Prior Registration Statement.

[6]	(8) Pursuant to Rule 457(p) under the Securities Act, the registration fee for this registration statement of $8,263.36 is being offset in part by the previously paid registration fee in connection with the Prior Registration Statement, which was withdrawn on February 23, 2026 and no securities were sold under the Prior Registration Statement.

Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date